Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of NextTrip, Inc., (the “Company”) on Form 10-K for the period ended February 29, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 4, 2024	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer (Principal Executive Officer)

Date: September 4, 2024	By:	/s/ Frank Orzechowski
	Name:	Frank Orzechowski
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)